RCI HOSPITALITY HOLDINGS INC

Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants

RCI HOSPITALITY HOLDINGS INC.
25 YEARS
Nasdaq
1995-2020

NASDAQ: RICK
Investor Presentation
November 19, 2020
www.rcihospitality.com

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Forward-looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will be," "will continue," "will likely result," and similar expressions.

These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this presentation and those discussed in other documents we file with the Securities and Exchange Commission ("SEC").

This document may contain forward-looking statements that involve a number of risks and uncertainties that could cause the company's actual results to differ materially from those indicated in this press release, including, but not limited to, the risks and uncertainties associated with (i) operating and managing an adult business, (ii) the business climates in cities where it operates, (iii) the success or lack thereof in launching and building the company's businesses, (iv) cyber security, (v) conditions relevant to real estate transactions, (vi) the impact and uncertainty of the coronavirus pandemic, and (vii) numerous other factors such as laws governing the operation of adult entertainment businesses, competition and dependence on key personnel. For more detailed discussion of such factors and certain risks and uncertainties, see RCI's annual report on Form 10-K for the year ended September 30, 2019 and its latest Form 10-Q as well as its other filings with the U.S. Securities and Exchange Commission. The company has no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances.

As of the release of this report, we do not know the extent and duration of the impact of COVID-19 on our businesses due to the uncertainty about the spread of the virus. Lower sales, as caused by social distancing guidelines, could lead to adverse financial results. However, we will continually monitor and evaluate the situation and will determine any further measures to be instituted, including refinancing several of our debt obligations.

As used herein, the "Company," "we," "our," and similar terms include RCI Hospitality Holdings, Inc. and its subsidiaries, unless the context indicates otherwise.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company's operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the Company and helps management and investors gauge our ability to generate cash flow, excluding (or including) some items that management believes are not representative of the ongoing business operations of the Company, but are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows:

- *Non-GAAP Operating Income and Non-GAAP Operating Margin.* We calculate non-GAAP operating income and non-GAAP operating margin by excluding the following items from income from operations and operating margin: (a) amortization of intangibles, (b) gains or losses on sale of businesses and assets, (c) gains or losses on insurance, (d) settlement of lawsuits, and (e) impairment of assets. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations.

- *Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share.* We calculate non-GAAP net income and non-GAAP net income per diluted share by excluding or including certain items to net income attributable to RCIHH common stockholders and diluted earnings per share. Adjustment items are: (a) amortization of intangibles, (b) gains or losses on sale of businesses and assets, (c) gains or losses on insurance, (d) unrealized gains or losses on equity securities, (e) settlement of lawsuits, (f) impairment of assets, and (g) the income tax effect of the above-described adjustments. Included in the income tax effect of the above adjustments is the net effect of the non-GAAP provision for income taxes, calculated at 26.9% and 22.8% effective tax rate of the pre-tax non-GAAP income before taxes for the nine months ended June 30, 2020 and 2019, respectively, and the GAAP income tax expense (benefit). We believe that excluding and including such items help management and investors better understand our operating activities.

- *Adjusted EBITDA.* We calculate adjusted EBITDA by excluding the following items from net income attributable to RCIHH common stockholders: (a) depreciation and amortization, (b) income tax expense (benefit), (c) net interest expense, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance, (f) unrealized gains or losses on equity securities, (g) settlement of lawsuits, and (h) impairment of assets. We believe that adjusting for such items helps management and investors better understand our operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess our unleveraged performance return on our investments. Adjusted EBITDA is also the target benchmark for our acquisitions of nightclubs.

- *Management also uses non-GAAP cash flow measures such as free cash flow.* Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy.

Our August 10, 2020 news release and financial tables and 3Q20 10-Q contain additional details and reconciliation of non-GAAP financial measures for the quarter ended June 30, 2020 and are posted on our website at www.rcihospitality.com.

What We Do

Overview	• Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants • Founded 1983, IPO and Nasdaq listing in 1995
Nightclubs	• 38 clubs – Many of the industry's best in top US markets • Major brands: Rick's, Tootsie's, Scarlett's, XTC, Jaguars, Club Onyx • % of annual revenues: 82% in FY19, ~67% in FY20
Bombshells Restaurants	• Fast-growing, sports bar restaurant chain in Texas • 10 locations (8 open at the end of FY19) • % of annual revenues: 17% in FY19, ~33% in FY20
Entertainment Drives Sales	• Clubs: Beautiful female entertainers attract customers • Bombshells: New generation sports bar and restaurant

Exchange: Symbol	Revenues (FY19)	Non-GAAP EPS (FY19)[1]	Free Cash Flow (FY19)[1]	Total Cash Dividends (FY20)	Market Cap (11/17/20)	Shares (6/30/20)	Insider Ownership (11/17/20)[2]
Nasdaq: RICK	$181M	$2.31	$33M	$0.14	+$230M	9.1M	8.1%

1) For GAAP reconciliation, see page 14
2) Source: Bloomberg

Great Business

Strong Cash Generation (FY19)

- High gross profit margin (86%)
- Fast inventory turnover
- Low maintenance capex ($3.9M)

Clubs: Barriers to Entry

- Most municipal licenses tied to physical location
- Few municipalities issue new licenses
- We have acquired ~80% of clubs we own

Bombshells: Does Better in "Class A" Spaces

- High traffic areas where other casual dining brands are located

Own Most of Our Real Estate

- Helped us through COVID-19 versus others in hospitality

Access to Bank Financing

- Growth funded through debt, most of which is real estate

Total Revenues (FY19)


Entertainment Services 38%
Alcoholic Beverages 41%
Food, Merchandise & Other 21%

*Capital Allocation Strategy**

Buy Back Shares

- Repurchase shares when FCF yield is more than 10%...
- ...But during the pandemic, acquire shares using the same formula, but only if cash exceeds $15M

M&A

Buy More of the Right Nightclubs

- Buy good, solid, cash flowing clubs at 3-4x adjusted EBITDA
- Use seller-financing
- Buy the real estate for market value
- Structure deals to generate annual cash on cash return of at least 25-33%

Organic

Judiciously Expand Bombshells

- Structure investments in new units to generate annual cash on cash return of at least 25-33%
- Develop critical mass and market awareness to sell franchises

Drive Value with 10-15% Compound Annual FCF/Share Growth

RCI HOSPITALITY HOLDINGS INC

* Details subject to whether there is a strategic rationale to do otherwise

Major Transformation

1. **Pre-2016** Focused on growing top line, not FCF
2. Defined & Adopted Capital Allocation Strategy
3. Invested in the Right People, Systems & Processes
4. Disposed of Under-Performing Locations
5. Changed Approach to Club Purchases & New Bombshells
6. Eliminated Equity Financing & Used Debt Instead
7. **Today** Cash Flow Growth Machine

Rick's CABARET → RCI HOSPITALITY HOLDINGS INC

Strong Track Record



Free Cash Flow ($M)[1]
$14.9
$18.5
$19.3
$23.2
$33.3
FY15
FY16 (adjusted)2
FY17
FY18
FY19



FCF as % of Revenues
11.0%
13.7%
13.3%
14.0%
18.4%
FY15
FY16 (adjusted)2
FY17
FY18
FY19



Average Revenue / Club Location ($K)
$734
$791
$810
$814
$822
$880
$933
$928
$923
$967
$950
$997
$971
38
37
37
40
40
40
38
38
37
39
39
38
37
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19



Diluted Weighted Average Shares Outstanding (M)
10.41
10.23
9.74
9.72
9.66
FY15
FY16
FY17
FY18
FY19

1) For GAAP reconciliation, see page 14
2) FY16 FCF of $18.5M reflects FCF of $20.5M less $2.0M in tax credits

Sales Trends Through COVID-19

October

- Up 34% from September
- Equal to 97% of year ago revenues
- 47 of 48 locations open (37 clubs + all 10 Bombshells)

Most Locations Re-Open to Strong Sales

- Continue to attract customers and a steadier flow of business during operating hours
- Some locations doing better than year-ago periods
- All locations limit occupancy in line with safety plans
- Hours at some locations restricted due to state/local COVID-19 regulations

Mid-November

- Seeing increased restrictions with latest COVID-19 wave
- 42 locations open (32 clubs + all 10 Bombshells)
- If no additional restrictions, November revenues should be about ~$11-12M

Total Revenues ($M)


$0.0
$5.5
$8.8
$7.6
$9.4
$11.4
$15.3
April
May
June
July
August
September
October

% of Year-Ago Revenues


0%
35%
59%
53%
62%
79%
97%
April
May
June
July
August
September
October

Bombshells: Why It's Working

More Upscale Than Traditional Sports Bars

- Better quality food, service and experience
- Appeals to men, women, families, friends, singles, couples, millennials
- Strong community involvement
- Large venues: ~8K sq. ft. inside + ~2K sq. ft. patio outside
- Big HDTVs, scratch kitchen, free Wi-Fi, USB charging stations, DJs

Financial Dynamics

- Great margins and fast payback
- Long day: Lunch, happy hour, dinner, late night
- Large amount of high margin appetizer sales
- Building company-owned units to create critical mass
- Potential: 80-100 locations (owned and franchised)

Something for Everybody


Traditional Sports Bar
The Bombshells Concept
Casual Dining
Fun, Safe Environment


BOMBSHELLS



Bombshells Expansion Plan: "The Next 10"

The Opportunity

- COVID-19 creates unique and compelling opportunity
- "The First 10" proven to do well, particularly through COVID-19
- Can access prime locations not previously available and/or buy/lease them at significantly lower prices

The Plan

- Open 10 new units over the next 36 months (calendars 2021, 2022 and 2023)…
- …Only if we find the right locations and structure the development of each in line with capital allocation strategy
- Target markets: Dallas-Fort Worth, Miami-Fort Lauderdale, and Houston (all locations leverage existing management)

Status

- Currently negotiating for leases or real estate purchases and bank financing for four locations
- More details to come



"The Next 10" Bombshells Initial Models

Location Key Metric	Leased	Owned
Annualized store level return	$1.0-$1.2M	$1.3-$1.6M
Cash investment	$2.6-$2.8M	$2.6-$2.8M
Debt	--	$2.4-$3.2M
Total investment	$2.6-$2.8M	$5.0-$6.0M
Return on cash investment – unlevered	36-40%	50-55%
Return on cash investment – levered	--	28-32%

Comments

- The four potential sites we are considering could be leased and/or acquired locations
- Based on that, we have developed these two financial models
- These are based on an average of $5.0-$5.5M in annual revenue at ~20% operating margins
- Each new location will be evaluated on its individual lease benefits or real estate opportunities

BOMBSHELLS
★RESTAURANT & BAR★

Key Takeaways

- RCI has gone through a major transformation
- Driven by FCF/PS growth based on disciplined capital allocation
- COVID-19 has created compelling investment opportunities for the company
- We believe our core strategies will work well as we emerge from COVID-19
- Pre-COVID-19, we believe we were on a $35-$38M FCF annualized run rate based on all subsidiary locations open
- We expect to generate adequate cash flow from operations for the next 12 months (assuming no additional shutdown)
- We may see increased market share in both the nightclub and restaurant segments as a result of competitors closing due to COVID-19

Non-GAAP Reconciliations

	FY15	FY16	FY17	FY18	FY19
Reconciliation of net cash provided by operating activities to free cash flow ($ in millions)					
Net Cash Provided by Operating Activities	$ 16.4	$ 23.0	$ 21.1	$ 25.8	$ 37.2
Less: Maintenance Capital Expenditures	$ 1.5	$ 2.5	$ 1.8	$ 2.5	$ 3.9
Less: Major Tax Credits		$ 2.0			
Free Cash Flow	$ 14.9	$ 18.5	$ 19.3	$ 23.2	$ 33.3
Total Revenues	$ 135.5	$ 134.9	$ 144.9	$ 165.8	$ 181.1
FCF/Revenues	11.0%	13.7%	13.3%	14.0%	18.4%

Reconciliation of GAAP diluted earnings (loss) per share to non-GAAP diluted earnings per share	
Diluted shares (in thousands)	9,657
GAAP diluted earnings (loss) per share	$ 1.99
Amortization of intangibles	$ 0.06
Settlement of lawsuits	$ 0.02
Impairment of assets	$ 0.63
Loss (gain) on sale of businesses and assets	$ (0.30)
Unrealized loss on equity securities	$ 0.06
Gain on insurance	$ (0.08)
Costs and charges related to debt refinancing	$ -
Net income tax effect of adjustments above	$ (0.08)
Non-GAAP diluted earnings per share	$ 2.31

RCI HOSPITALITY HOLDINGS INC

Contact Information

Corporate Office
10737 Cutten Road
Houston, TX 77066
Phone: (281) 397-6730

Investor Relations
Gary Fishman
Steven Anreder
Phone: (212) 532-3232

IR Website
www.rcihospitality.com
Nasdaq: RICK